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                                                                 Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements of Forms S-8 (No. 333-59843, 333-37111) of our report dated January 27, 1999, appearing on page 35 of Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP
San Jose, California

March 30, 1999